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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                             Wachovia Corporation
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               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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

                                    Date: July 30, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

AD TO BE RUN IN THE CAROLINAS MARKET RELATING TO THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION.

AD TO BE RUN IN THE GEORGIA MARKET RELATING TO THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION

AD TO BE RUN IN THE CAROLINAS MARKET RELATING TO THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION.

Thank You To The Carolinas For Your Warm Support Of The Wachovia / First Union
                                        Merger


"I write in support of the First Union and Wachovia bank merger. These institutions have been leaders in the area of community economic development and were among the first to invest in statewide strategies to build the asset base in low-wealth communities... The commitment of these institutions is evidenced in their active support and participation of the local, state and national levels."

                                                                Andrea L. Harris
                 North Carolina Institute of Minority Economic Development, Inc.

"I am writing to support the application for the merger between First Union Corporation and Wachovia Corporation...Wachovia's CEO, Bud Baker, and other senior management of the bank, have been leaders in the community development movement in North Carolina and elsewhere...I have great confidence that the "New Wachovia" will be one of the most ethical and scrupulous home lenders in the nation...I believe it is in the best interest of the customers and the communities that I serve for this merger to be approved."

                                                                 Martin D. Eakes
                                                                       Self Help


"The North Caroline NAACP has maintained a working relationship with Wachovia Bank, therefore, we are keenly aware of the efforts this bank has put forth to improve their Community Re-investment Record. They have put forth great efforts to target specific Financial Products to meet the needs of African Americans and other Minorities of he low wealth...As a result of the aforementioned reasons, we are in full support of the merger of Wachovia Bank with First Union Bank."

                                                          Rev. George I. Allison
     Former Executive Director of North Carolina NAACP, currently with Democracy
                                                                           South

"Charlotte-Mecklenburg Housing Partnership is pleased to support the merger of First Union Bank and Wachovia Bank...Given their current Outstanding ratings from the Office of the comptroller of the Currency and the recent commitment to a strategic plan that will provide funds for affordable housing initiatives we are looking forward to leveraging our relationship with the "new" Wachovia to increase our results in meeting the affordable housing needs in our community by expanding products, programs and services."

                                                              Patricia G. Garret
                                       Charlotte-Mecklenburg Housing Partnership


"Please accept this letter regarding the pending merger application of Wachovia Bank and First Union National Bank. the North Carolina Community Development initiative has had a long working relationship with both of these institutions, which has contributed to our growth and impact on low-wealth communities throughout the state."

                                                                Abdul Sm Rasheed
                           North Carolina community Development Initiative, Inc.

"On behalf of the South Carolina Low Income Coalition (SCLIHC), I want to voice our strong support for the First Union National Bank and Wachovia Bank merger... First Union and Wachovia are proud to have outstanding Community Reinvestment Act ratings and are committed to continuing their leadership in community development initiatives that will enhance the quality of life in our communities where we work and play."

                                                              Charles E. Gardner
                                     South Carolina Low Income Housing Coalition

"First Union has set public, measurable goals to better serve low income and minority families. Our North Carolina banks [Wachovia and First Union] are proven partners with community groups and have pledged to do more. We believe the new bank will better serve the community and we support the merger with Wachovia."

                                                                  Peter Skillern
                          Community Reinvestment Association of North Carolina

                           The Community Has Spoken

These are just a few of the many who have voiced their support for the Wachovia / First Union merger.


[Logo of First Union]                                        [Logo of Wachovia]


                               The new Wachovia.

                   The Right Combination for the Carolinas.

                    (Permission to use quotes was received)

Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782). The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's public reports filed with the SEC.

AD TO BE RUN IN THE GEORGIA MARKET RELATING TO THE PROPOSED MERGER OF EQUALS OF WACHOVIA AND FIRST UNION.

 Thank You Georgia For Your Warm Support Of The Wachovia / First Union Merger

"The Atlantic Center for Homeownership is pleased to support the merger of First Union and Wachovia...We feel that the new Wachovia will be a financial institution that will be a valued mortgage partner for the low-and moderate-income community."

                                                                Cecilia Rutledge
                                                 Atlanta Center of Homeownership


"The Cooperative Resource Center, Inc. (CRC) is pleased to support the merger of First Union National Bank and Wachovia...We feel that the merger between First Union and Wachovia will create a financial institution that will become a valued mortgage partner for the low and moderate income community."

                                                                 W. Craig Taylor
                                                     Cooperative Resource Center


"I am writing to offer the Latin American Association's support to the proposed First Union/Wachovia merger...The Latin American Association is proud to have a strong partnership with Wachovia and looks forward to a continued partnership upon the First Union/Wachovia merger."

                                                               Maritza Soto Keen
                                                      Latin American Association

"...I am writing you on behalf of all the members of the Clayton Country Branch of the NAACP in support of the merger between First Union and Wachovia banks. Both of these banks have received high ratings from the NAACP for their commitment to diversity."

                                                             Rev. Joseph Wheeler
                                                     NAACP-Clayton County Branch


"This letter is in support of First Union's legacy of community development in the field of microenterprise development and its agenda of promoting economic development for low income citizens in the Southeast...Your new slogan - "Together, We Are Better" - Community Commitment for the New Wachovia" demonstrates your commitment for combined leadership efforts in the Community Development Division."

                                                                 Patricia Harris
                                                   Cobb Microenterprise Council

"This letter comes to you on behalf of the 120 member churches representing some 150,000 constituents of the Concerned Black Clergy of Metro Atlanta. After much deliberation and research, we wish to endorse the merger between Wachovia and First Union Banks...Both Wachovia and First Union have supported the community and have been good partners."

                                                       Rev. Timothy McDonald III
                                  Concerned Black Clergy of Metropolitan Atlanta


"MicroEnterprise for Greater Atlanta (MEGA), an initiative of The Community Foundation for Greater Atlanta, is proud to support the merger of First Union Bank and Wachovia...We know that the new Wachovia will be a financial institution that will be a valued partner for the community."

                                                                Cheryl Desbordes
                                             MicroEnterprise for Greater Atlanta

"The Georgia Hispanic Chamber of Commerce(GHCC) is pleased to support the merger of First Union Bank and Wachovia. The GHCC recognizes both banks as leaders within the Hispanic community...The GHCC feels that the new Wachovia will be a financial institution that will be a valuable asset to the Hispanic community."

                                                                   Sara Gonzalez
                                            Georgia Hispanic Chamber of Commerce


"The Good Hope Missionary Baptist Church completely supports the merger of Wachovia and First Union banks. Both banks have outstanding Community Reinvestment Act ratings and are committed to continuing their leadership in community service...The merger will be a win-win situation for both the citizens of Augusta-Richmond County and the banks, and for that reason and the reasons stated above, we give them our support."

                                                            Dr. Johnny R. Hatney
                                         The Good Hope Missionary Baptist Church

"The Housing Authority of Fulton County (HAFC) is pleased to support the merger of First Union Bank and Wachovia Bank...We look forward to a continued prosperous and fruitful business relationship with this merger."

                                                                    Bettye Davis
                                              Housing Authority of Fulton County


                           The Community Has Spoken

These are just a few of the many who have voiced their support for the Wachovia
                             / First Union merger.

[Logo of First Union]                                         [Logo of Wachovia]

                               THE NEW WACHOVIA.
                      THE RIGHT COMBINATION FOR GEORGIA.

                    (Permission to use quotes was received)

Shareholders are urged to read the joint proxy statement prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782). The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's public reports filed with the SEC.